TABLE OF CONTENTS

     USAA Family of Funds                                              1
     Message from the President                                        2
     Investment Review                                                 4
     Message from the Manager                                          5
     Financial Information:
        Statement of Assets and Liabilities                            8
        Portfolio of Investments in Securities                         9
        Notes to Portfolio of Investments in Securities               11
        Statement of Operations                                       12
        Statements of Changes in Net Assets                           13
        Notes to Financial Statements                                 14

                           Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.


This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund. USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.

USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

=========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12              -
  Emerging Markets (1)                   11/7/94       16.59            -             -           4.84
  Gold (1)                               8/15/84        0.00         6.57           .93              -
  Growth                                  4/5/71       17.80        13.69         13.24              -
  Growth & Income                         6/1/93       23.04            -             -          16.24
  International(1)                       7/11/88       19.15        13.09             -          10.60
  S&P 500 Index(4)                        5/1/96           -            -             -          16.83+
  World Growth(1)                        10/1/92       19.08            -             -          13.66


=========
  Asset Allocation
  Balanced Strategy                       9/1/95       13.45            -             -          12.49
  Cornerstone Strategy (1)               8/15/84       17.87        12.69         10.70              -
  Growth and Tax Strategy (2)**          1/11/89       11.12         9.64             -           9.97
  Growth Strategy (1)                     9/1/95       22.13            -             -          21.47
  Income Strategy                         9/1/95        3.00            -             -           9.72


=========
  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43             -           7.66
  Income                                  3/4/74        1.33         7.33          9.25              -
  Income Stock                            5/4/87       18.70        12.76             -          12.78
  Short-Term Bond                         6/1/93        6.31            -             -           5.60


=========
  Income - Tax-Exempt
  Long-Term (2)**                        3/19/82        4.47         6.87          7.37              -
  Intermediate-Term (2)**                3/19/82        4.49         6.89          7.09              -
  Short-Term (2)**                       3/19/82        4.44         4.94          5.45              -
  California Bond (2)**                   8/1/89        5.39         7.29             -           7.65
  Florida Tax-Free Income (2)**          10/1/93        4.38            -             -           3.69
  New York Bond (2)**                   10/15/90        3.73         6.61             -           8.35
  Texas Tax-Free Income (2)**             8/1/94        5.25            -             -           9.44
  Virginia Bond (2)**                   10/15/90        5.06         7.09             -           8.18


=========
  Money Market (3)                        2/2/81        5.24         4.37          5.84              -
  Tax Exempt Money Market (2,3)**         2/6/84        3.34         3.04          4.21              -
  Treasury Money Market Trust (3)         2/1/91        5.10         4.16             -           4.32
  California Money Market (2,3)**         8/1/89        3.27         2.93             -           3.64
  Florida Tax-Free Money Market (2,3)**  10/1/93        3.24            -             -           3.01
  New York Money Market (2,3)**         10/15/90        3.20         2.79             -           3.07
  Texas Tax-Free Money Market (2,3)**     8/1/94        3.25            -             -           3.32
  Virginia Money Market (2,3)**         10/15/90        3.17         2.87             -           3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

  + Cumulative total return since inception, including account maintenance fee.


MESSAGE FROM THE PRESIDENT

I have been at USAA for 19 years. The first eight were one heck of a lot of fun. I was a portfolio manager and I also got to do a lot of trading. Since 1986 I have been a manager of people, and sometime in the future I will write about the relative degree of fun between those two pursuits. In my eight years as a money manager I got to know how it feels when your fund isn't working, and I also know how it feels to be on top of the world. By the same token, some people wrote about me snidely and some others put nice pictures of me in national magazines. This is all background for the following comments on fund performance.

According to the Investment Company Institute there are now about 6,000 mutual funds in the U.S. Why isn't there one; the one with the best performance? To answer that question you ask questions. Best performance over one year? . . . Three years? . . . Five years? Shouldn't we differentiate between growth funds and money market funds?. . . Between taxable bonds and tax-exempt bonds? There are obvious reasons to look beyond just one fund.

But then there are other questions. Was the best stock fund for the last 10 years also the best stock fund in 1996? I'd be surprised if it were. And here is a great question. Do you know anyone who beat the best stock fund for the past 10 years by moving money each year into the fund that would turn into that year's best? I'd be more surprised if you did.

I think that most people choose a mutual fund company because of trust. At USAA we give you a lot to foster that trust. The expenses of our funds are very low compared to their competitors. We have never had any loads on our funds. The array of features we offer, from guidance from our reps to TouchLine(Registered Trademark) and computer access, is world class. And our funds have established a proud tradition of performance. It is not possible to have the top performing fund every year, but since 1986 we have been recognized 19 times by Lipper Analytical Services for having funds that were the best in their category, both for one year and over longer periods. Four of these were awarded in 1996. They went to the Cornerstone Strategy Fund, Tax Exempt Short-Term Fund, and the Texas Tax-Free Income Fund.(1)

Performance, service, ease of doing business and trust. That's how I buy a mutual fund.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the Board appears here]

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Performance Achievement Certificates

(1) Fund rankings awarded by Lipper Analytical Services on cumulative total returns:

USAA Texas Tax-Free Income Fund was ranked #1 out of 20 in the Texas Municipal Debt Funds category for the 1-year period ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 1-year period ended 12/31/96 and the 8/1/94 to 12/31/96 period were 5.25% and 9.44% respectively.

USAA Tax Exempt Short-Term Fund was ranked #1 out of 5, #1 out of 7, and #4 out of 30 in the Short Municipal Debt Funds category for the 10-,5-, and 1-year periods ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 5.45%, 4.94%, and 4.44%, respectively.

USAA Cornerstone Strategy Fund was ranked #1 out of 5, #3 out of 13, and #5 out of 71 in the Global Flexible Portfolio Funds category for the 10-, 5-, and 1-year periods ended 12/31/96 in Lipper's Equity Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 10.70%, 12.69%, and 17.87%, respectively.

The performance data quoted represent past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                INVESTMENT REVIEW

INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal. TYPES OF INVESTMENTS: Income-producing securities selected for their high yields relative to the risk involved.

                                               7/31/96            1/31/97
Net Assets...........................     $1,737.3 MILLION   $1,687.0 Million
Net Asset Value Per Share............          $11.97             $12.28

Average Annual Total Returns as of 1/31/97
July 31, 1996 to January 31, 1997...................................6.16%+
1 Year..............................................................1.11%
5 Years.............................................................7.87%
10 Years............................................................9.04%

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 1/31/87 to 1/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Fund - $23,752, Lehman Brothers Aggregate Bond Index - $22,302 and the Lipper Corporate Debt A Rated Average - $21,456.]

The graph compares a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt A Rated Average is the average performance level of all corporate debt funds A rated, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.
Note:  Previously,  the Fund was compared to the Lipper Fixed Income Average.
As of 10/23/96,  Lipper no longer  calculates this average.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message From the Manager

[Photograph of John W. Saunders, Jr., CFA, appears here]

General Discussion

In contrast to the sustained stock market rise in this six month reporting period ending January 31, 1997, the bond market has made little progress. The 30-year Treasury bond,(1)the standard of measure for the bond market, was priced at 98.30 (7.01% yield) on July 31, 1996, and the same bond was priced at 100.27 (6.85% yield) on January 31, 1997. This was a 2% change in price for the bond. However, this does not mean the bond market was stagnant during this period. As interest rates fluctuated within a 3/4 of 1% range, the 30-year Treasury bond's price moved up and down within a 10% range. This high volatility in bond prices followed certain periodic economic reports indicating either strength or slowing in the economy. Bond traders quickly interpreted these indicators to presage rising or falling interest rates, and they sold or bought bonds accordingly. The Income Fund cannot escape these fluctuations because all bond prices are impacted by changing interest rates. A bond matures at par value (price of 100), but in between purchase and maturity a bond's price adjusts to the current level of interest rates. Meanwhile, the interest coupon on a fixed rate bond continues at its stated rate. This is the only stable aspect of a bond.


Continuing income at a high level is the major thrust of the Income Fund. While there an be no guarantee that dividends will remain constant, during the last six months our monthly dividend has remained the same regardless of the bond market's fluctuations.(2) The Fund's 12-month dividend yield was in the top 12% of its peer group yield as measured by Lipper Analytical Services.(3) Total return (change in net asset value per share + dividends) for the six-month reporting period was 6.16%, which placed the Fund in the top 7% of its peer group on a total return basis.

                  Ranking Based on Average Annual Total Return
                                as of 1/31/97
                                           1 Year  5 Years  10 Years
               Rank/No. of Funds (3)       94/114   13/51     2/26
               Percentile Rank              82%      25%       8%

To decrease volatility in the portfolio, we reduced our holdings of long-term Treasury bonds and increased holdings in GNMA mortgage pass-through securities. We also added four high-yield preferred stocks and sold three high-yield electric utility common stocks. Currently, the investment mix, as percentages of net assets, is 25.5% in U. S. Treasury bonds, 60.3% in agency mortgage pass-through securities, 10.4% in high-yield common stocks, 1.8% in preferred stocks, and .9% in corporate bonds and cash equivalents.

Outlook

As we discussed in the July 31, 1996, annual report, economic news releases have impacted interest rates and bond prices in a highly volatile manner. This continues to be a disturbance for bond investors. On the positive side, inflation remains subdued. The Consumer Price Index was up 3.2% in 1996, following a five-year trend with increases of 3% or less. The Federal Reserve has maintained steady interest rate and monetary policies with no apparent changes on the horizon. This doesn't keep interest rates from fluctuating, however, as bond traders interpret economic reports. Bond prices will continue to fluctuate. As bond investors, we must live with this. Meanwhile, we continue to concentrate on pursuing a high and stable level of dividend income for our shareholders.

(1) Treasury bonds are non-callable, extremely liquid, and settle on a cash basis. You can buy and pay for them or sell and receive payment for them on the same day.
(2) The Board of Directors has approved stabilizing the Fund's monthly dividend by paying the accrued interest and expected quarterly dividends on common stocks evenly throughout the year.
(3) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.

               Top 10 Securities
               (% of Net Assets)

                    Coupon       % of
                    Rate %    Net Assets
                    ------    ----------
GNMA	             7.5         25.3
U.S. Treasury Bond   7.9         23.8
FNMA                 7.5         11.7
GNMA                 7.0          5.4
FNMA                 7.0          4.6
GNMA                 8.0          3.3
FNMA                 8.0          2.7
CINergy Corp.          -          2.3
Allegheny Power System -          2.2
FHLMC                8.0          2.2

See page 9 for a complete listing of the Portfolio of Investments in Securities.


Income Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1997
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $1,635,575)              $  1,668,189
   Cash                                                                                             216
   Receivables:
      Capital shares sold                                                                           533
      Dividends and interest                                                                     21,055
      Securities sold                                                                            15,711
-------------------------------------------------------------------------------------------------------
         Total assets                                                                         1,705,704
-------------------------------------------------------------------------------------------------------
Liabilities
   Securities purchased                                                                          15,297
   Capital shares redeemed                                                                        2,802
   USAA Investment Management Company                                                               347
   USAA Transfer Agency Company                                                                     182
   Accounts payable and accrued expenses                                                            119
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                                       18,747
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                            $  1,686,957
=======================================================================================================
Represented by:
   Paid-in capital                                                                         $  1,671,553
   Overdistributed net investment income                                                           (818)
   Accumulated net realized loss on investments                                                 (16,392)
   Net unrealized appreciation of investments                                                    32,614
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                            $  1,686,957
=======================================================================================================
   Capital shares outstanding                                                                   137,319
=======================================================================================================
   Net asset value, redemption price, and offering price per share                         $      12.28
=======================================================================================================


See accompanying notes to financial statements.



Income Fund
Portfolio of Investments in Securities

January 31, 1997
(Unaudited)
                                                                                               Market
   Number                                                                                       Value
 of Shares                         Security                                                     (000)
 ---------                         --------                                                     -----
                              Common Stocks (10.4%)
   1,200,000   Allegheny Power System, Inc.                                                $     36,750
     800,000   American Electric Power Co., Inc.                                                 33,100
   1,100,000   CINergy Corp.                                                                     37,950
   1,300,000   Houston Industries, Inc.                                                          29,412
     480,000   Ohio Edison Co.                                                                   11,100
   1,000,000   Public Service Enterprise Group, Inc.                                             27,375
-------------------------------------------------------------------------------------------------------
               Total common stocks (cost: $147,267)                                             175,687
-------------------------------------------------------------------------------------------------------

                             Preferred Stocks (1.8%)

     412,000   Avalon Properties, Inc., Preferred Series B                                       10,455
     120,000   Duke Realty Investments, Inc. depositary shares "A",
                 9.10% cumulative redeemable                                                      3,135
     400,000   Equity Residential Properties Trust depositary shares "C",
                 9.125% cumulative redeemable                                                    10,350
     142,500   Merry Land & Investments Co., Inc., Preferred Series D, 8.29%                      6,822
-------------------------------------------------------------------------------------------------------
               Total preferred stocks (cost: $30,082)                                            30,762
-------------------------------------------------------------------------------------------------------

  Principal
   Amount
    (000)
    -----

                          Corporate Obligations (0.8%)
 $     5,000   Caliber Systems Inc., 7.80%, 8/01/06                                               5,155
       4,900   Consolidated Rail Corp., 9.75%, 6/15/20                                            5,940
       2,000   Dial Corp., 10.50%, 5/15/06                                                        2,406
-------------------------------------------------------------------------------------------------------
               Total corporate obligations (cost: $12,093)                                       13,501
-------------------------------------------------------------------------------------------------------

                     U.S. Government & Agency Issues (85.8%)
               Federal Home Loan Mortgage Corp. (2.5%)
       5,209   7.50%, 10/01/19                                                                    5,237
      35,587   8.00%, 3/01/17 - 1/01/21                                                          36,467
-------------------------------------------------------------------------------------------------------
                                                                                                 41,704
-------------------------------------------------------------------------------------------------------

               Federal National Mortgage Assn. (19.1%)
      79,448   7.00%, 9/01/22 - 9/01/23                                                          78,393
     196,274   7.50%, 2/01/22 - 2/01/23                                                         197,931
      44,093   8.00%, 5/01/21 - 12/01/22                                                         45,428
-------------------------------------------------------------------------------------------------------
                                                                                                321,752
-------------------------------------------------------------------------------------------------------

               Government National Mortgage Assn. (38.7%)
      83,901   6.50%, 6/15/23 - 4/15/26                                                          80,704
      92,530   7.00%, 5/15/23 - 1/15/26                                                          91,312
     423,552   7.50%, 9/15/22 - 8/15/26                                                         426,317
      53,698   8.00%, 3/15/22 - 5/15/24                                                          55,301
-------------------------------------------------------------------------------------------------------
                                                                                                653,634
-------------------------------------------------------------------------------------------------------

               U.S. Treasury Bonds (25.5%)
      28,357   6.875%, 8/15/25                                                                   28,419
     360,010   7.875%, 2/15/21                                                                  400,961
-------------------------------------------------------------------------------------------------------
                                                                                                429,380
-------------------------------------------------------------------------------------------------------
               Total U.S. government & agency issues (cost: $1,444,364)                       1,446,470
-------------------------------------------------------------------------------------------------------

                                Short-Term (0.1%)
               Commercial Paper
       1,770   Household Finance Corp., 5.50%, 2/03/97 (cost: $1,769)                             1,769
-------------------------------------------------------------------------------------------------------
               Total investments (cost: $1,635,575)                                        $  1,668,189
=======================================================================================================

Income Fund
Notes to Portfolio of Investments in Securities

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

See accompanying notes to financial statements.


Income Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1997
(Unaudited)

Net investment income:
   Income:
      Dividends                                        $    6,752
      Interest                                             55,214
-----------------------------------------------------------------
         Total income                                      61,966
-----------------------------------------------------------------
   Expenses:
      Management fees                                       2,112
      Transfer agent's fees                                 1,085
      Custodian's fees                                        132
      Postage                                                  62
      Shareholder reporting fees                               35
      Directors' fees                                           2
      Registration fees                                        39
      Audit fees                                               14
      Legal fees                                                3
      Other                                                    19
-----------------------------------------------------------------
         Total expenses                                     3,503
-----------------------------------------------------------------
            Net investment income                          58,463
-----------------------------------------------------------------
Net realized and unrealized gain on investments:
   Net realized loss                                      (12,039)
   Change in net unrealized appreciation/depreciation      59,456
-----------------------------------------------------------------
            Net realized and unrealized gain               47,417
-----------------------------------------------------------------
Increase in net assets resulting from operations       $  105,880
=================================================================


See accompanying notes to financial statements.


Income Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1997
and year ended July 31, 1996
(Unaudited)

                                                                          1/31/97             7/31/96
                                                                          -------             -------
From operations:
   Net investment income                                               $    58,463         $    119,691
   Net realized loss on investments                                        (12,039)              (4,198)
   Change in net unrealized appreciation/depreciation of
      investments                                                           59,456              (15,764)
                                                                       -----------         ------------
      Increase in net assets resulting from operations                     105,880               99,729
                                                                       -----------         ------------
Distributions to shareholders from:
   Net investment income                                                   (59,582)           (121,610)
                                                                       -----------         -----------
From capital share transactions:
   Proceeds from shares sold                                                56,301              202,369
   Shares issued for dividends reinvested                                   48,586               99,177
   Cost of shares redeemed                                                (201,534)            (297,530)
                                                                       -----------         ------------
      Increase (decrease) in net assets from capital share
         transactions                                                      (96,647)               4,016
                                                                       -----------         ------------
Net decrease in net assets                                                 (50,349)             (17,865)
Net assets:
   Beginning of period                                                   1,737,306            1,755,171
                                                                       -----------         ------------
   End of period                                                       $ 1,686,957         $  1,737,306
                                                                       ===========         ============

Undistributed net investment income included in net assets:
   Beginning of period                                                 $       301         $      2,021
                                                                       ===========         ============
   End of period                                                       $      (818)        $        301
                                                                       ===========         ============
Change in shares outstanding:
   Shares sold                                                               4,604               16,317
   Shares issued for dividends reinvested                                    3,973                8,028
   Shares redeemed                                                         (16,448)             (24,069)
                                                                       -----------         ------------
      Increase (decrease) in shares outstanding                             (7,871)                 276
                                                                       ===========         ============
Authorized shares of $.01 par value                                        200,000              200,000
                                                                       ===========         ============

See  accompanying notes to financial statements.


Income Fund
Notes to Financial Statements

January 31, 1997
(Unaudited)

(1)    Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company
Act of 1940, as  amended, is a diversified, open-end  management   investment
company incorporated under the laws of Maryland consisting of eight separate funds. The information presented in this semiannual report pertains only to the Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)    Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1997.

(3)    Distributions
Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At January 31, 1997, the Fund had capital loss carryovers for federal income tax purposes of approximately $16,392,000 which, if not offset by subsequent capital gains will expire between 2003 - 2005. It is unlikely that the Board of Directors of the Fund will authorize a distribution of capital gains in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1997 were $433,187,680 and $522,245,043, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1997 was $48,774,861 and $16,161,316, respectively.

(5)    Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)    Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1997, the Association and its affiliates (including related employee benefit plans) owned 19,340,926 shares (14.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7)    Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                        Six-Month                                   Ten-Month
                      Period Ended                                 Period Ended          Year Ended
                       January 31,      Year Ended July 31,           July 31,           September 30,
                          1997         1996              1995          1994          1993          1992
                          ----         ----              ----          ----          ----          ----
Net asset value
   at beginning
   of period              $  11.97    $  12.11        $ 11.67        $ 13.28        $ 12.76       $ 12.11
Net investment
   income                      .43         .83            .84            .72            .90           .95
Net realized and
   unrealized
   gain (loss)                 .30        (.13)           .45          (1.30)           .52           .64
Distributions from
   net investment
   income                     (.42)       (.84)          (.85)          (.78)          (.90)         (.93)
Distributions             ---------   --------        -------        -------        -------       -------
   of realized
   capital gains                 -           -              -           (.25)             -          (.01)
                          ---------   --------        -------        -------        -------       -------

Net asset value at
   end of period          $  12.28    $  11.97        $ 12.11        $ 11.67        $ 13.28       $ 12.76
                          ========    ========        =======        =======        =======       =======


Total return (%) *            6.16        5.78          11.64          (4.52)         11.58         13.72
Net assets at end
   of period (000)      $1,686,957  $1,737,306     $1,755,171     $1,718,934     $1,932,064    $1,359,721
Ratio of expenses
   to average net
   assets (%)                  .40(a)      .40            .41            .41(a)         .41           .42
Ratio of net investment
   income to average
   net assets (%)             6.64(a)     6.64           7.27           6.98(a)        7.00          7.78
Portfolio turnover (%)       25.16(b)    81.26(b)       30.86(b)       25.36(b)       44.82         21.78
Average commission
   rate paid
   per share+           $     .050   $    .047

(a)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
  *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
  +  Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual  number of shares purchased or sold for which commissions were charged.

(b) The Fund may simultaneously purchase and sell the same securities. These transactions can be high in volume and are dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would be as follows:

                        Six-Month                                  Ten-Month
                      Period Ended                                Period Ended
                       January 31,     Year Ended July 31,          July 31,
                          1997        1996            1995           1994
                          ----        ----            ----           ----

Portfolio turnover (%)    6.92        44.69           9.09           16.79
Purchases and sales of
 this type are as follows:
Purchases (000)           $314,061    $648,396        $360,943       $155,322
Sales (000)               $314,440    $649,193        $361,366       $155,497
